                                                                    Exhibit 4.1

COMMON STOCK                        [LOGO]                          COMMON STOCK
  [SYMBOL]                                                            [SYMBOL]

                           INTROGEN THERAPEUTICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN STATEMENTS
                                             RELATING TO RIGHTS, PREFERENCES AND
                                             PRIVILEGES IF ANY

                                            CUSIP  46119F 10 7

This Certifies that


is the record holder of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                        COMMON STOCK, $.001 PAR VALUE, OF

                           INTROGEN THERAPEUTICS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile signatures of the duly authorized officers of the Corporation.


                                             Dated:

/s/ David G. Nance                           Countersigned and Registered
-------------------------------------          NORTHWEST BANK MINNESOTA, N.A.
PRESIDENT AND CHIEF EXECUTIVE OFFICER            Transfer Agent and Registrar

/s/ Rodney Varner                            By:
-------------------------------------           --------------------------------
SECRETARY                                           Authorized Signature
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                           INTROGEN THERAPEUTICS, INC.

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ______________ Custodian _______________
TEN ENT -- as tenants by the entireties                                    (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants in                          Act_____________________________________
           common                                                                  (State)
                                                  UNIF TRF MIN ACT  -- _______________ Custodian (until age ___)
                                                                           (Cust)
                                                                       _______________ under Uniform Transfers
                                                                           (Minor)
                                                                       to Minors Act __________________________
                                                                                               (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
     OF ASSIGNEE

/                            /

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

              X     ____________________________________________________________

              X     ____________________________________________________________
                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
            NOTICE: NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                    PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.